                                                                    Exhibit 99.8

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

 JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-5

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 5-A1 ....   $   10.98344402             Class 5-B1 ....   $    3.85998442
Class 5-A2 ....   $   10.98344396             Class 5-B2 ....   $    3.85998832
Class 5-A3 ....   $   10.98344398             Class 5-B3 ....   $    3.85998205
Class 5-A4 ....   $    0.00000000             Class 5-B4 ....   $    3.85998051
Class 5-A5 ....   $    0.00000000             Class 5-B5 ....   $    3.85997478
Class 5-A6 ....   $    3.85998400             Class 5-R .....   $    0.00000000
Class 5-PO ....   $    4.91577733
Class 5-M .....   $    3.85998443

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 5-A1 ....   $    7.11079041             Class 5-B1 ....   $    0.00000000
Class 5-A2 ....   $    7.11079037             Class 5-B2 ....   $    0.00000000
Class 5-A3 ....   $    7.11079038             Class 5-B3 ....   $    0.00000000
Class 5-A4 ....   $    0.00000000             Class 5-B4 ....   $    0.00000000
Class 5-A5 ....   $    0.00000000             Class 5-B5 ....   $    0.00000000
Class 5-A6 ....   $    2.49899186             Class 5-R .....   $    0.00000000
Class 5-PO ....   $    3.18252292
Class 5-M .....   $    0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 5-A1 ....        4.55522776             Class 5-B1 ....        5.41931464
Class 5-A2 ....        4.18406098             Class 5-B2 ....        5.41932243
Class 5-A3 ....        4.96013687             Class 5-B3 ....        5.41931777
Class 5-A4 ....        5.62500000             Class 5-B4 ....        5.41923977
Class 5-A5 ....        5.62500000             Class 5-B5 ....        5.41938213
Class 5-A6 ....        5.41931800             Class 5-R .....        0.00000000
Class 5-M .....        5.41931880             Class 5-S .....        0.79343008

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          28,356.29

(b)  The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $142,626,273.39

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                600

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance     Certificate Balance

                    Class 5-A1 ....      $ 36,494,768.81               798.83
                    Class 5-A2 ....      $ 38,775,442.24               798.83
                    Class 5-A3 ....      $ 35,544,155.39               798.83
                    Class 5-A4 ....      $ 10,000,000.00             1,000.00
                    Class 5-A5 ....      $  5,000,000.00             1,000.00
                    Class 5-A6 ....      $  9,595,742.61               959.57
                    Class 5-PO ....      $    642,493.20               943.48
                    Class 5-M .....      $  2,465,146.28               959.57
                    Class 5-B1 ....      $  1,232,093.36               959.57
                    Class 5-B2 ....      $    821,395.56               959.57
                    Class 5-B3 ....      $  1,068,965.72               959.57
                    Class 5-B4 ....      $    492,261.60               959.57

                    Class 5-B5 ....      $    493,808.62               959.57
                    Class 5-R .....      $          0.00                 0.00
                    Class 5-S .....      $131,172,344.04               765.96

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

            (a)  delinquent
                (1)  30-59 days
             Number                 6       Principal Balance   $  1,398,449.84
                (2)  60-89 days
             Number                 1       Principal Balance   $    173,339.69
                (3)  90 days or more
             Number                 0       Principal Balance   $          0.00

            (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 5-S: ................          1.130600%

     1.   Senior Percentage for such Distribution Date: ....        95.40293800%

     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        88.69249800%

     3.   Group II Senior Percentage for such Distribution
          Date: ............................................         6.71044000%

     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%

     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%

     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%

     7.   Junior Percentage for such Distribution Date: ....         4.59706200%

     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%